UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2015

WELLS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Minnesota	333-202694	41-1799504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 First Street, S.W., Wells, Minnesota	56097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (507) 553-3151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]          Written communications pursuant to Rule 425 under the Securities Act
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

WELLS FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01  Other Events.

On May 22, 2015, Wells Financial Corp. (the “Company”) and St. James Federal Savings and Loan Association (“St. James”) issued a joint press release announcing that they have received regulatory approval for the Company to commence its stock offering in connection with its previously announced pending acquisition of St. James in a conversion merger transaction. For additional information, reference is made to the joint press release dated May 22, 2015, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit 99 – Press Release, dated May 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLS FINANCIAL CORP.
Date: May 22, 2015	By:	/s/ James D. Moll
James D. Moll Interim President and Chief Executive Officer (Duly Authorized Representative)